    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 4, 1998


                                                      REGISTRATION NO. 333-62227
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 3

                                       TO

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

AMERICAN COMMERCIAL LINES LLC
ACL CAPITAL CORP.
AMERICAN COMMERCIAL BARGE LINE LLC
AMERICAN COMMERCIAL MARINE SERVICE LLC
LOUISIANA DOCK COMPANY LLC
WATERWAY COMMUNICATIONS SYSTEM LLC
AMERICAN COMMERCIAL TERMINALS LLC
AMERICAN COMMERCIAL TERMINALS --
   MEMPHIS LLC
JEFFBOAT LLC
AMERICAN COMMERCIAL LINES
   INTERNATIONAL LLC
ORINOCO TASA LLC
ORINOCO TASV LLC
BREEN TAS LLC
BULLARD TAS LLC
SHELTON TAS LLC
LEMONT HARBOR & FLEETING SERVICES LLC
TIGER SHIPYARD LLC
WILKINSON POINT LLC
HOUSTON FLEET LLC

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                        4400                     52-210660                 52-2106599
(STATE OR OTHER JURISDICTION  (PRIMARY STANDARD INDUSTRIAL            N/A                    52-2106588
     OF INCORPORATION OR      CLASSIFICATION CODE NUMBER)          52-2106602                52-2106587
        ORGANIZATION)                                                 N/A                    52-2106595
                                                                   52-2106589                52-2106594
                                                                   52-2106585                52-2106586
                                                                   52-2106596                52-2106582
                                                                   52-2106598                52-2106593
                                                                   52-2106590                52-2106584
                                                                                             52-2106591
                                                                             (I.R.S. EMPLOYER
                                                                          IDENTIFICATION NUMBER)

              1701 EAST MARKET ST.                               MICHAEL C. HAGAN
         JEFFERSONVILLE, INDIANA 47130                         1701 EAST MARKET ST.
           TELEPHONE: (812) 288-0100                      JEFFERSONVILLE, INDIANA 47130
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE               TELEPHONE: (812) 288-0100
  NUMBER, INCLUDING AREA CODE, OF REGISTRANT'S       (NAME, ADDRESS, INCLUDING ZIP CODE, AND
          PRINCIPAL EXECUTIVE OFFICES)           TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT
                                                                   FOR SERVICE)

                                    COPY TO:

                                 LANCE C. BALK
                                KIRKLAND & ELLIS
                              153 EAST 53RD STREET
                         NEW YORK, NEW YORK 10022-4675
                           TELEPHONE: (212) 446-4800
                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]
                               ------------------

                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                                     PROPOSED            PROPOSED
                                                  AMOUNT              MAXIMUM             MAXIMUM            AMOUNT OF
     TITLE OF EACH CLASS OF SECURITIES             TO BE          OFFERING PRICE         AGGREGATE         REGISTRATION
             TO BE REGISTERED                   REGISTERED          PER UNIT(1)      OFFERING PRICE(1)        FEE(2)
---------------------------------------------------------------------------------------------------------------------------
Series B 10 1/4% Senior Notes due 2008.....    $300,000,000           $1,000           $300,000,000           $88,500
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

*   Not Applicable.
(1) Estimated solely for the purpose of calculating the registration fee.
(2) Previously paid.
                               ------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Amendment No. 3 to Form S-4 Registration Statement is being filed to amend
Part II only.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Each of ACL, the Parent and the Subsidiary Guarantors is a limited liability company organized under the laws of the State of Delaware. Section 18-108 of the Delaware Limited Liability Company Act (the "DLLCA") provides that, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other persons from and against any and all claims and demands whatsoever.

     Article XI of the Parent's Limited Liability Company Agreement (the "Parent LLC Agreement") provides, among other things, that the Parent shall indemnify and hold harmless any Member, Representative or any direct or indirect officer, director, stockholder or partner of a Member (each an "Indemnitee") to the fullest extent permitted under the DLLCA, as the same exists or as thereafter amended, substituted or replaced (but, in the case of any such amendment, substitution or replacement only to the extent that such amendment, substitution or replacement permits the Parent to provide broader indemnification rights than the Parent is providing immediately prior to such amendment), against all expenses, costs, liabilities, damages and losses (including reasonable attorney's fees and expenses and amounts paid in settlement) incurred by any such Indemnitee in connection with any action, suit or proceeding to which such Indemnitee may be made a party or otherwise involved or with which it shall be threatened by reason of its being a Representative, or any direct or indirect officer, director, stockholder or partner of a Member or while acting as (or on behalf of) a Member on behalf of the Parent or in the Parent's interest; provided that (unless the Board otherwise consents) no Indemnitee shall be indemnified for any expenses, liabilities and losses suffered that are attributable to such Indemnitee's gross negligence, willful misconduct or knowing violation of law or for any present or future breaches of any representations, warranties or covenants by such Indemnitee contained herein or in the other agreements with the Parent. The Parent LLC Agreement further provides that expenses, including attorneys' fees, incurred by any such Indemnitee in defending a proceeding shall be paid by the Parent in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking by or on behalf of such Indemnitee to repay such amount if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified by the Parent.

     The Parent LLC Agreement defines "Member" as each Person who (a) is an initial signatory to the Parent LLC Agreement, or has been admitted to the Company as a Member in accordance with the provisions of Article II of the Parent LLC Agreement, and (b) has not ceased to be a Member in accordance with the provisions of the Parent LLC Agreement or for any other reason. The Parent LLC Agreement defines "Person" as an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof. In addition, as used in the Parent LLC Agreement, each member of the Parent's Board is referred to as a "Representative." According to the Parent LLC Agreement, the Parent shall have power to purchase and maintain insurance on behalf of any Indemnitee or any Person who is or was an agent of the Parent against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as an agent, whether or not the Parent would have the power to indemnify such Person against such liability under the provisions of Section 11.1 of the Parent LLC Agreement or under Applicable Law (as defined therein).

     Section 16 of the Amended and Restated Limited Liability Company Agreements of the Company and the Subsidiary Guarantors (the "LLC Agreements") provides, among other things, that, except as limited by law any member, manager, officer or employee of the Company or the Subsidiary Guarantors shall be indemnified and held harmless to the fullest extent permitted under the DLLCA (including indemnification for negligence, gross negligence and breach of fiduciary duty to the extent so authorized) from and against any and all claims and demands arising by reason of the fact that such person is, or was a member, manager, officer or employee of the Company or the Subsidiary Guarantors.

     ACL Capital (the "Corporation") is a Delaware corporation. Section 145 of the General Corporation Law of the State of Delaware provides that a Delaware corporation may indemnify any person or persons who were, are or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was illegal. A Delaware corporation may indemnify any persons who are, were or are threatened to be made, a party to any threatened, pending or completed action or suit by or in the right of the corporation by reasons of the fact that such person was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interest, provided that no indemnification is permitted without judicial approval if the officer, director, employee or agent is adjudged to be liable to the corporation. Where an officer, director, employee or agent is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director has actually and reasonably incurred.

     The Certificate of Incorporation of the Corporation provides that a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such person as a director; except for liability (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     Article VI of the Bylaws of the Corporation provides that each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another corporation or of a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent which it is empowered to do so unless prohibited from doing so by the General Corporation Law of the State of Delaware, as the same exists or may thereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith. Article VI of the Bylaws of the Corporation further provides that the right to indemnification conferred in Article VI of the Bylaws of the Corporation shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director or officer of the Corporation in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to any employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this section or otherwise. The Corporation may, by action of its board of directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

     Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under Section 145. The Corporation's Bylaws provide for the maintenance of insurance under the circumstances described in Section 145.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrants pursuant to the foregoing provisions, the registrants have been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a) EXHIBITS.


 +2.1    Recapitalization Agreement dated as of April 17, 1998 by and among CSX Corporation, Vectura Group, Inc., the Parent, the
         Company and National Marine, Inc.
 +3.1    Certificate of Formation of the Parent.
 +3.2    Form of Certificate of Formation of the Company and the
         Subsidiary Guarantors.
 +3.3    Form of Limited Liability Company Agreement for the
         Subsidiary Guarantors.
 +3.4    Amended and Restated Limited Liability Company Agreement of
         the Parent.
 +3.5    Amended and Restated Limited Liability Company Agreement of
         the Company.
 +3.6    Certificate of Incorporation of ACL Capital.
 +3.7    By-laws of ACL Capital.
 +4.1    Indenture dated as of June 30, 1998 by and among the
         Company, ACL Capital and the Subsidiary Guarantors and the
         United States Trust Company of New York, as trustee.
 +4.2    Purchase Agreement dated as of June 23, 1998 among the
         Company, ACL Capital and the Subsidiary Guarantors,
         Wasserstein Perella Securities, Inc. and Chase Securities
         Inc.
 +4.3    Registration Rights Agreement dated as of June 23, 1998 by and among the Company, ACL Capital and the Subsidiary
         Guarantors, Wasserstein Perella Securities, Inc. and Chase
         Securities Inc.
 +4.4    Registration Rights Agreement dated as of June 30, 1998 by and among the Company, Vectura Group, Inc., National Marine,
         Inc., CSX Brown Corp., Stuart Agranoff and Steven Anderson
         and each Person whose name is set forth on Schedule I
         therein.
  5.1    Opinion and consent of Kirkland & Ellis.
 +8.1    Opinion Regarding Tax Matters.
+10.1    Credit Agreement dated as of June 30, 1998 among the
         Company, the Parent, the Lenders (as defined therein) and
         the Chase Manhattan Bank, as issuing bank, as administrative agent, as security trustee and as collateral agent.
+10.2    Employment Agreement between the Company and Daniel J.
         Marquitz dated October 19, 1998.
+10.3    Employment Agreement between the Company and Robert W.
         Greene, III dated October 19, 1998.
+12.1    Statement of Computation of Ratios.
+21.1    Subsidiaries of the Company.
+23.1    Consent of Ernst & Young LLP.
+23.2    Consent of Arthur Andersen LLP.
+23.3    Consent of Kirkland & Ellis (included in Exhibit 5.1).
+24.1    Powers of Attorney (included in signature page).
+25.1    Statement of Eligibility of Trustee on Form T-1.
+27.1    Financial Data Schedule.
+99.1    Form of Letter of Transmittal.
+99.2    Form of Notice of Guaranteed Delivery.
+99.3    Form of Tender Instructions.


---------------
+ Previously filed.

ITEM 22.  UNDERTAKINGS.

Each undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof;

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

     (4) If the registrant is a foreign private issuer, to file a post-effective amendment to the registration statement to include any financial statements required by Rule 3-19 of the chapter at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Act or Rule 3-19 of this chapter if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Form F-3.

          (1) Each undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (2) Each registrant undertakes that every prospectus: (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under
Item 20 or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     Each undersigned registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Each undersigned registrant hereby undertakes to respond to requests for information that are incorporated by reference into the prospectus pursuant to
Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     Each undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jeffersonville, State of Indiana, on November 4, 1998.


                                          AMERICAN COMMERCIAL LINES LLC

                                          By:                  *

                                            ------------------------------------
                                            Name: Michael C. Hagan
                                            Title:  President and Chief
                                                Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated on November 4, 1998:


                       SIGNATURE                                            CAPACITY
                       ---------                                            --------
                           *                              President, Chief Executive Officer
--------------------------------------------------------    (principal executive officer) and Member
                    Michael C. Hagan

                 /s/ MICHAEL A. KHOURI                    Senior Vice President -- Corporate Services
--------------------------------------------------------    and Member
                   Michael A. Khouri

                           *                              Senior Vice President -- Finance and
--------------------------------------------------------    Administration, Chief Financial Officer
                     James J. Wolff                         (principal financial officer and
                                                            accounting officer) and Member

               *By: /s/ MICHAEL A. KHOURI
  ---------------------------------------------------
                  As Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jeffersonville, State of Indiana, on November 4, 1998.


                                        ACL CAPITAL CORP.

                                        By:                   *

                                           -------------------------------------
                                           Name: Michael C. Hagan
                                           Title:  President and Chief
                                               Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated on November 4, 1998:


                       SIGNATURE                                            CAPACITY
                       ---------                                            --------
                           *                              President, Chief Executive Officer
--------------------------------------------------------    (principal executive officer) and Member
                    Michael C. Hagan

                 /s/ MICHAEL A. KHOURI                    Senior Vice President -- Corporate Services
--------------------------------------------------------    and Member
                   Michael A. Khouri

                           *                              Senior Vice President -- Finance and
--------------------------------------------------------    Administration, Chief Financial Officer
                     James J. Wolff                         (principal financial officer and
                                                            accounting officer) and Member

               *By: /s/ MICHAEL A. KHOURI
  ---------------------------------------------------
                  As Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jeffersonville, State of Indiana, on November 4, 1998.


                                        AMERICAN COMMERCIAL BARGE LINE LLC

                                        By:                   *

                                           -------------------------------------
                                           Name: Michael C. Hagan
                                           Title:  President and Chief
                                               Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated on November 4, 1998:


                       SIGNATURE                                            CAPACITY
                       ---------                                            --------
                           *                              President, Chief Executive Officer
--------------------------------------------------------    (principal executive officer) and Member
                    Michael C. Hagan

                 /s/ MICHAEL A. KHOURI                    Senior Vice President -- Corporate Services
--------------------------------------------------------    and Member
                   Michael A. Khouri

                           *                              Senior Vice President -- Finance and
--------------------------------------------------------    Administration, Chief Financial Officer
                     James J. Wolff                         (principal financial officer and
                                                            accounting officer) and Member

               *By: /s/ MICHAEL A. KHOURI
  ---------------------------------------------------
                  As Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jeffersonville, State of Indiana, on November 4, 1998.


                                          AMERICAN COMMERCIAL LINES
                                          INTERNATIONAL LLC

                                          By:                  *

                                            ------------------------------------
                                            Name: Michael C. Hagan
                                            Title:  President and Chief
                                                Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated on November 4, 1998:


                       SIGNATURE                                            CAPACITY
                       ---------                                            --------
                           *                              President, Chief Executive Officer
--------------------------------------------------------    (principal executive officer) and Member
                    Michael C. Hagan

                 /s/ MICHAEL A. KHOURI                    Senior Vice President -- Corporate Services
--------------------------------------------------------    and Member
                   Michael A. Khouri

                           *                              Senior Vice President -- International and
--------------------------------------------------------    Member
                    Martin K. Pepper

                           *                              Senior Vice President -- Finance and
--------------------------------------------------------    Administration, Chief Financial Officer
                     James J. Wolff                         (principal financial officer and
                                                            accounting officer) and Member

               *By: /s/ MICHAEL A. KHOURI
  ---------------------------------------------------
                  As Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jeffersonville, State of Indiana, on November 4, 1998.


                                          AMERICAN COMMERCIAL MARINE
                                          SERVICE LLC

                                          By:                  *

                                            ------------------------------------
                                            Name: Robert W. Greene
                                            Title:  President and Chief
                                                Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated on November 4, 1998:


                       SIGNATURE                                            CAPACITY
                       ---------                                            --------
                           *                              President, Chief Executive Officer
--------------------------------------------------------    (principal executive officer) and Member
                    Robert W. Greene

                           *                              Member
--------------------------------------------------------
                    Michael C. Hagan

                 /s/ MICHAEL A. KHOURI                    Senior Vice President -- Corporate Services
--------------------------------------------------------    and Member
                   Michael A. Khouri

                           *                              Senior Vice President -- Finance and
--------------------------------------------------------    Administration, Chief Financial Officer
                     James J. Wolff                         (principal financial officer and
                                                            accounting officer) and Member

               *By: /s/ MICHAEL A. KHOURI
  ---------------------------------------------------
                  As Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jeffersonville, State of Indiana, on November 4, 1998.


                                          AMERICAN COMMERCIAL TERMINALS LLC

                                          By:                  *

                                            ------------------------------------
                                            Name: Robert W. Greene
                                            Title:  President and Chief
                                                Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated on November 4, 1998:


                       SIGNATURE                                            CAPACITY
                       ---------                                            --------
                           *                              President, Chief Executive Officer
--------------------------------------------------------    (principal executive officer) and Member
                    Robert W. Greene

                           *                              Member
--------------------------------------------------------
                    Michael C. Hagan

                 /s/ MICHAEL A. KHOURI                    Senior Vice President -- Corporate Services
--------------------------------------------------------    and Member
                   Michael A. Khouri

                           *                              Senior Vice President -- Finance and
--------------------------------------------------------    Administration, Chief Financial Officer
                     James J. Wolff                         (principal financial officer and
                                                            accounting officer) and Member

               *By: /s/ MICHAEL A. KHOURI
  ---------------------------------------------------
                  As Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jeffersonville, State of Indiana, on November 4, 1998.


                                          AMERICAN COMMERCIAL TERMINALS --
                                          MEMPHIS LLC

                                          By:                  *

                                            ------------------------------------
                                            Name: Robert W. Greene
                                            Title:  President and Chief
                                                Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated on November 4, 1998:


                       SIGNATURE                                            CAPACITY
                       ---------                                            --------
                           *                              President, Chief Executive Officer
--------------------------------------------------------    (principal executive officer) and Member
                    Robert W. Greene

                           *                              Member
--------------------------------------------------------
                    Michael C. Hagan

                 /s/ MICHAEL A. KHOURI                    Senior Vice President -- Corporate Services
--------------------------------------------------------    and Member
                   Michael A. Khouri

                           *                              Senior Vice President -- Finance and
--------------------------------------------------------    Administration, Chief Financial Officer
                     James J. Wolff                         (principal financial officer and
                                                            accounting officer) and Member

               *By: /s/ MICHAEL A. KHOURI
  ---------------------------------------------------
                  As Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jeffersonville, State of Indiana, on November 4, 1998.


                                          BREEN TAS LLC

                                          By:                  *

                                            ------------------------------------
                                            Name: Michael C. Hagan
                                            Title:  President, Chief
                                                Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated on November 4, 1998:


                       SIGNATURE                                            CAPACITY
                       ---------                                            --------
                           *                              President, Chief Executive Officer
--------------------------------------------------------    (principal executive officer) and Member
                    Michael C. Hagan

                 /s/ MICHAEL A. KHOURI                    Vice President -- Corporate Services and
--------------------------------------------------------    Member
                   Michael A. Khouri

                           *                              Vice President -- International and Member
--------------------------------------------------------
                    Martin K. Pepper

                           *                              Vice President -- Finance and
--------------------------------------------------------    Administration, Chief Financial Officer
                     James J. Wolff                         (principal financial officer and
                                                            accounting officer) and Member

               *By: /s/ MICHAEL A. KHOURI
  ---------------------------------------------------
                  As Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jeffersonville, State of Indiana, on November 4, 1998.


                                          BULLARD TAS LLC

                                          By:                  *
                                            ------------------------------------
                                            Name: Michael C. Hagan
                                            Title:  President and Chief
                                                Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated on November 4, 1998:


                       SIGNATURE                                            CAPACITY
                       ---------                                            --------
                           *                              President, Chief Executive Officer
--------------------------------------------------------    (principal executive officer) and Member
                    Michael C. Hagan

                 /s/ MICHAEL A. KHOURI                    Vice President -- Corporate Services and
--------------------------------------------------------    Member
                   Michael A. Khouri

                           *                              Vice President -- International and Member
--------------------------------------------------------
                    Martin K. Pepper

                           *                              Vice President -- Finance and
--------------------------------------------------------    Administration, Chief Financial Officer
                     James J. Wolff                         (principal financial officer and
                                                            accounting officer) and Member

               *By: /s/ MICHAEL A. KHOURI
  ---------------------------------------------------
                  As Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jeffersonville, State of Indiana, on November 4, 1998.


                                          HOUSTON FLEET LLC

                                          By:                  *

                                            ------------------------------------
                                            Name: Michael C. Hagan
                                            Title:  President and Chief
                                                Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated on November 4, 1998:


                       SIGNATURE                                            CAPACITY
                       ---------                                            --------
                           *                              President, Chief Executive Officer
--------------------------------------------------------    (principal executive officer) and Member
                    Michael C. Hagan

                 /s/ MICHAEL A. KHOURI                    Senior Vice President -- Corporate Services
--------------------------------------------------------    and Member
                   Michael A. Khouri

                           *                              Senior Vice President -- Transportation
--------------------------------------------------------    Services and Member
                  William N. Whitlock

                           *                              Senior Vice President -- Finance and
--------------------------------------------------------    Administration, Chief Financial Officer
                     James J. Wolff                         (principal financial officer and
                                                            accounting officer) and Member

               *By: /s/ MICHAEL A. KHOURI
  ---------------------------------------------------
                  As Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jeffersonville, State of Indiana, on November 4, 1998.


                                          JEFFBOAT LLC

                                          By:                  *

                                            ------------------------------------
                                            Name: Robert W. Greene
                                            Title: President and Chief Executive
                                                   Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated on November 4, 1998:


                       SIGNATURE                                            CAPACITY
                       ---------                                            --------
                           *                              President, Chief Executive Officer
--------------------------------------------------------    (principal executive officer) and Member
                    Robert W. Greene

                           *                              Member
--------------------------------------------------------
                    Michael C. Hagan

                 /s/ MICHAEL A. KHOURI                    Senior Vice President -- Corporate Services
--------------------------------------------------------    and Member
                   Michael A. Khouri

                           *                              Senior Vice President -- Finance and
--------------------------------------------------------    Administration, Chief Financial Officer
                     James J. Wolff                         (principal financial officer and
                                                            accounting officer) and Member

               *By: /s/ MICHAEL A. KHOURI
  ---------------------------------------------------
                  As Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jeffersonville, State of Indiana, on November 4, 1998.


                                          LEMONT HARBOR & FLEETING
                                          SERVICES LLC

                                          By:                  *

                                            ------------------------------------
                                            Name: Michael C. Hagan
                                            Title:  President and Chief
                                                Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated on November 4, 1998:


                       SIGNATURE                                            CAPACITY
                       ---------                                            --------
                           *                              President, Chief Executive Officer
--------------------------------------------------------    (principal executive officer) and Member
                    Michael C. Hagan

                 /s/ MICHAEL A. KHOURI                    Senior Vice President -- Corporate Services
--------------------------------------------------------    and Member
                   Michael A. Khouri

                           *                              Senior Vice President -- Transportation
--------------------------------------------------------    Services and Member
                  William N. Whitlock

                           *                              Senior Vice President -- Finance and
--------------------------------------------------------    Administration, Chief Financial Officer
                     James J. Wolff                         (principal financial officer and
                                                            accounting officer) and Member

               *By: /s/ MICHAEL A. KHOURI
  ---------------------------------------------------
                  As Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jeffersonville, State of Indiana, on November 4, 1998.


                                          LOUISIANA DOCK COMPANY LLC

                                          By:
                                              *

                                            ------------------------------------
                                            Name: Michael C. Hagan
                                            Title:  President and Chief
                                                Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated on November 4, 1998:


                       SIGNATURE                                            CAPACITY
                       ---------                                            --------
                           *                              President, Chief Executive Officer
--------------------------------------------------------    (principal executive officer) and Member
                    Michael C. Hagan

                 /s/ MICHAEL A. KHOURI                    Senior Vice President -- Corporate Services
--------------------------------------------------------    and Member
                   Michael A. Khouri

                           *                              Senior Vice President -- Transportation
--------------------------------------------------------    Services and Member
                  William N. Whitlock

                           *                              Senior Vice President -- Finance and
--------------------------------------------------------    Administration, Chief Financial Officer
                     James J. Wolff                         (principal financial officer and
                                                            accounting officer) and Member

               *By: /s/ MICHAEL A. KHOURI
  ---------------------------------------------------
                  As Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jeffersonville, State of Indiana, on November 4, 1998.


                                          ORINOCO TASA LLC

                                          By:
                                              *

                                            ------------------------------------
                                            Name: Michael C. Hagan
                                            Title:  President and Chief
                                                Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated on November 4, 1998:


                       SIGNATURE                                            CAPACITY
                       ---------                                            --------
                           *                              President, Chief Executive Officer
--------------------------------------------------------    (principal executive officer) and Member
                    Michael C. Hagan

                 /s/ MICHAEL A. KHOURI                    Vice President -- Corporate Services and
--------------------------------------------------------    Member
                   Michael A. Khouri

                           *                              Vice President -- International and Member
--------------------------------------------------------
                    Martin K. Pepper

                           *                              Vice President -- Finance and
--------------------------------------------------------    Administration, Chief Financial Officer
                     James J. Wolff                         (principal financial officer and
                                                            accounting officer) and Member

               *By: /s/ MICHAEL A. KHOURI
  ---------------------------------------------------
                  As Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jeffersonville, State of Indiana, on November 4, 1998.


                                          ORINOCO TASV LLC

                                          By:
                                              *

                                            ------------------------------------
                                            Name: Michael C. Hagan
                                            Title:  President and Chief
                                                Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated on November 4, 1998:


                       SIGNATURE                                            CAPACITY
                       ---------                                            --------
                           *                              President, Chief Executive Officer
--------------------------------------------------------    (principal executive officer) and Member
                    Michael C. Hagan

                 /s/ MICHAEL A. KHOURI                    Vice President -- Corporate Services and
--------------------------------------------------------    Member
                   Michael A. Khouri

                           *                              Vice President -- International and Member
--------------------------------------------------------
                    Martin K. Pepper

                           *                              Vice President -- Finance and
--------------------------------------------------------    Administration, Chief Financial Officer
                     James J. Wolff                         (principal financial officer and
                                                            accounting officer) and Member

               *By: /s/ MICHAEL A. KHOURI
  ---------------------------------------------------
                  As Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jeffersonville, State of Indiana, on November 4, 1998.


                                          SHELTON TAS LLC

                                          By:                  *

                                            ------------------------------------
                                            Name: Michael C. Hagan
                                            Title:  President and Chief
                                                Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated on November 4, 1998:


                       SIGNATURE                                            CAPACITY
                       ---------                                            --------
                           *                              President, Chief Executive Officer
--------------------------------------------------------    (principal executive officer) and Member
                    Michael C. Hagan

                 /s/ MICHAEL A. KHOURI                    Vice President -- Corporate Services and
--------------------------------------------------------    Member
                   Michael A. Khouri

                           *                              Vice President -- International and Member
--------------------------------------------------------
                    Martin K. Pepper

                           *                              Vice President -- Finance and
--------------------------------------------------------    Administration, Chief Financial Officer
                     James J. Wolff                         (principal financial officer and
                                                            accounting officer) and Member

               *By: /s/ MICHAEL A. KHOURI
  ---------------------------------------------------
                  As Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jeffersonville, State of Indiana, on November 4, 1998.


                                          TIGER SHIPYARD LLC

                                          By:                  *

                                            ------------------------------------
                                            Name: Michael C. Hagan
                                            Title:  President and Chief
                                                Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated on November 4, 1998:


                       SIGNATURE                                            CAPACITY
                       ---------                                            --------
                           *                              President, Chief Executive Officer
--------------------------------------------------------    (principal executive officer) and Member
                    Michael C. Hagan

                 /s/ MICHAEL A. KHOURI                    Senior Vice President -- Corporate Services
--------------------------------------------------------    and Member
                   Michael A. Khouri

                           *                              Senior Vice President -- Transportation
--------------------------------------------------------    Services and Member
                  William N. Whitlock

                           *                              Senior Vice President -- Finance and
--------------------------------------------------------    Administration, Chief Financial Officer
                     James J. Wolff                         (principal financial officer and
                                                            accounting officer) and Member

               *By: /s/ MICHAEL A. KHOURI
  ---------------------------------------------------
                  As Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jeffersonville, State of Indiana, on November 4, 1998.


                                          WATERWAY COMMUNICATIONS
                                          SYSTEM LLC

                                          By:
                                              *

                                            ------------------------------------
                                            Name: Michael C. Hagan
                                            Title:  President and Chief
                                                Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated on November 4, 1998:


                       SIGNATURE                                            CAPACITY
                       ---------                                            --------
                           *                              President, Chief Executive Officer
--------------------------------------------------------    (principal executive officer) and Member
                    Michael C. Hagan

                 /s/ MICHAEL A. KHOURI                    Senior Vice President -- Corporate Services
--------------------------------------------------------    and Member
                   Michael A. Khouri

                           *                              Senior Vice President -- Finance and
--------------------------------------------------------    Administration, Chief Financial Officer
                     James J. Wolff                         (principal financial officer and
                                                            accounting officer) and Member

               *By: /s/ MICHAEL A. KHOURI
  ---------------------------------------------------
                  As Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jeffersonville, State of Indiana, on November 4, 1998.


                                          WILKINSON POINT LLC

                                          By:                  *

                                            ------------------------------------
                                            Name: Michael C. Hagan
                                            Title:  President and Chief
                                                Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated on November 4, 1998:


                       SIGNATURE                                            CAPACITY
                       ---------                                            --------
                           *                              President, Chief Executive Officer
--------------------------------------------------------    (principal executive officer) and Member
                    Michael C. Hagan

                 /s/ MICHAEL A. KHOURI                    Senior Vice President -- Corporate Services
--------------------------------------------------------    and Member
                   Michael A. Khouri

                           *                              Senior Vice President -- Transportation
--------------------------------------------------------    Services and Member
                  William N. Whitlock

                           *                              Senior Vice President -- Finance and
--------------------------------------------------------    Administration, Chief Financial Officer
                     James J. Wolff                         (principal financial officer and
                                                            accounting officer) and Member

               *By: /s/ MICHAEL A. KHOURI
  ---------------------------------------------------
                  As Attorney-in-fact

                                 EXHIBIT INDEX


                                                                        SEQUENTIALLY
EXHIBIT                                                                   NUMBERED
NUMBER                            DESCRIPTION                               PAGE
-------                           -----------                           ------------
 +2.1     Recapitalization Agreement dated as of April 17, 1998 by and among CSX Corporation, Vectura Group, Inc., the Parent, the
          Company and National Marine, Inc. ..........................
 +3.1     Certificate of Formation of the Parent......................
 +3.2     Form of Certificate of Formation of the Company and the
          Subsidiary Guarantors.......................................
 +3.3     Form of Limited Liability Company Agreement for the
          Subsidiary Guarantors.......................................
 +3.4     Amended and Restated Limited Liability Company Agreement of
          the Parent..................................................
 +3.5     Amended and Restated Limited Liability Company Agreement of
          the Company.................................................
 +3.6     Certificate of Incorporation of ACL Capital.................
 +3.7     By-laws of ACL Capital......................................
 +4.1     Indenture dated as of June 30, 1998 by and among the
          Company, ACL Capital and the Subsidiary Guarantors and the
          United States Trust Company of New York, as trustee.........
 +4.2     Purchase Agreement dated as of June 23, 1998 among the
          Company, ACL Capital and the Subsidiary Guarantors,
          Wasserstein Perella Securities, Inc. and Chase Securities
          Inc. .......................................................
 +4.3     Registration Rights Agreement dated as of June 23, 1998 by and among the Company, ACL Capital and the Subsidiary
          Guarantors, Wasserstein Perella Securities, Inc. and Chase
          Securities Inc. ............................................
 +4.4     Registration Rights Agreement dated as of June 30, 1998 by and among the Company, Vectura Group, Inc., National Marine,
          Inc., CSX Brown Corp., Stuart Agranoff and Steven Anderson
          and each Person whose name is set forth on Schedule I
          therein.....................................................
  5.1     Opinion and consent of Kirkland & Ellis ....................
 +8.1     Opinion Regarding Tax Matters...............................
+10.1     Credit Agreement dated as of June 30, 1998 among the
          Company, the Parent, the Lenders (as defined therein) and
          the Chase Manhattan Bank, as issuing bank, as administrative agent, as security trustee and as collateral agent..........
+10.2     Employment Agreement between the Company and Daniel J.
          Marquitz dated October 19, 1998.............................
+10.3     Employment Agreement between the Company and Robert W.
          Greene, III dated October 19, 1998..........................
+12.1     Statement of Computation of Ratios..........................
+21.1     Subsidiaries of the Company.................................
+23.1     Consent of Ernst & Young LLP ...............................
+23.2     Consent of Arthur Andersen LLP .............................
+23.3     Consent of Kirkland & Ellis (included in Exhibit 5.1).......
+24.1     Powers of Attorney (included in signature page).............
+25.1     Statement of Eligibility of Trustee on Form T-1.............
+27.1     Financial Data Schedule.....................................
+99.1     Form of Letter of Transmittal...............................
+99.2     Form of Notice of Guaranteed Delivery.......................
+99.3     Form of Tender Instructions.................................


---------------
+ Previously filed.